UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021 (June 25, 2021)

Commission File Number: 1-40392

DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Registrant’s address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2021 (the “Distribution Date”), DTE Energy Company (“DTE Energy”) completed the previously announced complete legal and structural separation and distribution to its shareholders of all of the outstanding shares of DT Midstream, Inc. (“DT Midstream” and, together with its consolidated subsidiaries, “we,” “us,” “our” or the “Company”) (the “Spin-Off”). The distribution was made in the amount of one share of the Company’s common stock for every two shares of DTE Energy common stock (the “Distribution”) owned by DTE Energy’s shareholders as of 5:00 p.m. Eastern Time on June 18, 2021, the record date of the Distribution.

On June 25, 2021, in connection with the Spin-Off, the Company entered into several agreements with DTE Energy that set forth the principal actions taken or to be taken in connection with the Spin-Off and that govern the relationship of the parties following the Spin-Off, including the following:

•	a Separation and Distribution Agreement;
•	a Transition Services Agreement;
•	a Tax Matters Agreement; and
•	an Employee Matters Agreement.

Summaries of the material terms and conditions of each of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Party Transactions” of the Company’s information statement, dated June 4, 2021 (the “Information Statement”), which was included as Exhibit 99.1 to our Current Report on Form 8-K filed on June 4, 2021 and which summaries are incorporated herein by reference. The summaries of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement and Employee Matters Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement and Employee Matters Agreement, which are attached as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

Immediately prior to the Distribution, we were a wholly owned subsidiary of DTE Energy. On the Distribution Date, DTE Energy distributed all of the 96,732,466 shares of DT Midstream common stock held by DTE Energy in the Distribution. As a result of the Distribution, which was effective at 12:01 a.m. Eastern Time on the Distribution Date, we became an independent, publicly traded company, and DTE Energy retained no ownership interest in the Company. The Spin-Off was made without the payment of any consideration or the exchange of any shares by DTE Energy’s shareholders. The information set forth under Item 1.01 above is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Information Statement, on or prior to July 1, 2021, the persons set forth in the table below assumed their positions as directors on the Company’s Board of Directors (the “Board”). In connection with the Spin-Off and effective as of the Distribution Date, the size of our Board increased from two to seven members and each of Robert Skaggs, Jr., Stephen Baker, Wright Lassiter III, Elaine Pickle and Peter Tumminello were appointed to fill the vacancies created by the increase in the size of the Board. David Slater and Dwayne Wilson remain on our Board and will each continue to serve as director of the Company. Also on or prior to July 1, 2021, Stephen Baker, Elaine Pickle (Chair) and Dwayne Wilson assumed positions as members of the Audit Committee; Wright Lassiter III (Chair), Elaine Pickle and Dwayne Wilson assumed positions as members of the Corporate Governance Committee; Stephen Baker, Wright Lassiter III and Peter Tumminello (Chair) assumed positions as members of the Environmental, Social and Governance Committee; Stephen Baker (Chair), Elaine Pickle and Peter Tumminello assumed positions as members of the Finance Committee; and Wright Lassiter III, Peter Tumminello and Dwayne Wilson (Chair) assumed positions as members of the Organization and

Compensation Committee. Robert Skaggs, Jr. will serve as Executive Chairman of the Board. Each director will hold office until the annual meeting of the shareholders of the Company at which the term of such director’s class ends and until his or her successor shall have been duly elected and qualified or as otherwise provided by the Bylaws (as defined below).

Name	Age	Committee Appointment
Robert Skaggs, Jr.	67	N/A
David Slater	55	N/A
Stephen Baker	57	Audit Committee, Environmental, Social and Governance Committee and Finance Committee
Wright Lassiter III	58	Corporate Governance Committee, Environmental, Social and Governance Committee and Organization and Compensation Committee
Elaine Pickle	56	Audit Committee, Corporate Governance Committee and Finance Committee
Peter Tumminello	59	Environmental, Social and Governance Committee, Finance Committee and Organization and Compensation Committee
Dwayne Wilson	63	Audit Committee, Corporate Governance Committee and Organization and Compensation Committee

On June 25, 2021, the Board assigned, effective as of the Distribution Date, Robert Skaggs, Jr. and David Slater as Class I directors, whose terms expire at the 2022 annual meeting of shareholders; Peter Tumminello and Dwayne Wilson as Class II directors, whose terms expire at the 2023 annual meeting of shareholders; and Stephen Baker, Wright Lassiter III and Elaine Pickle as Class III directors, whose terms expire at the 2024 annual meeting of shareholders.

On July 1, 2021, the persons set forth in the table below were appointed to the offices of the Company set forth beside each person’s name:

Name	Age	Position(s)
Robert Skaggs, Jr.	67	Executive Chairman
David Slater	55	President and Chief Executive Officer
Wendy Ellis	56	Executive Vice President, General Counsel and Corporate Secretary
Jeffrey Jewell	54	Executive Vice President, Chief Financial Officer and Chief Accounting Officer
Richard Redmond	64	Executive Vice President and Chief Administrative Officer
Christopher Zona	49	Executive Vice President and Chief Operating Officer

Information regarding the background of each director and executive officer of the Company, compensation information for each of the directors appointed to the Board and compensation information for the Company’s named executive officers can be found in the sections entitled “Management”, “Management—Director Compensation” and “Executive Compensation”, respectively, of the Information Statement, which are incorporated herein by reference.

On July 1, 2021, the Company entered into Change-In-Control Severance Agreements with certain of its executive officers, including David Slater, President and Chief Executive Officer, and Jeffrey Jewell, Executive Vice President, Chief Financial Officer and Chief Accounting Officer. A form of this Change-In-Control Severance Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K (the “Change-In-Control Agreement”). Each of these Change-In-Control Agreements is effective as of July 1, 2021. The description set forth below is qualified in its entirety by reference to the form of the Change-In-Control Agreement attached hereto. The Change-In-Control Agreements are intended to provide security to our senior executives and key employees to enable them to discharge their duties during the consideration and consummation of a Change-in-Control in order to preserve the value of the Company for its shareholders.

For purposes of the Change-In-Control Agreements, a Change-in-Control occurs if (i) our assets are acquired by another company or if we merge, consolidate, or reorganize with another company and less than 50% of the new or acquiring company’s combined voting stock is held by holders of the voting stock of the Company immediately prior to the change-in-control transaction, (ii) the Company’s shareholders approve a complete liquidation or dissolution of the Company, (iii) a “person” becomes the beneficial owner of at least 30% of the Company’s voting stock or (iv) a majority of the Company’s Board members change within any consecutive twelve-month period.

The Change-In-Control Agreements provide for severance compensation in the event that the Executive’s (as defined in the Change-In-Control Agreements) employment is terminated without Cause (as defined in the Change-In-Control Agreements) or the Executive resigns for Good Reason (as defined in the Change-In-Control Agreements) within two years after a Change-in-Control of the Company. The severance compensation provided to an Executive following a qualifying termination is the same for all of the Change-in-Control events. The cash severance benefit is the sum of (i) a multiple of the Executive’s base salary plus annual bonus, assuming target performance goals for such year would be met, plus (ii) a lump sum payment of the Executive’s pro-rated annual bonus (reduced by any pro-rated annual bonus otherwise paid because of the Executive’s termination). The multiple for David Slater is 200%, and the multiple for Jeffrey Jewell is 200% if termination occurs within thirty-six months immediately following July 1, 2021 and 150% thereafter. An additional amount is paid as consideration for the prohibition against engaging in any competitive activity for one year after termination that is imposed by the Change-In-Control Agreements. The additional amount for David Slater is 100% of his base salary plus annual bonus. The additional amount for Jeffrey Jewell is 50% of his base salary plus annual bonus.

On July 1, 2021, the Company also entered into Severance Agreements with certain of its executive officers, including David Slater and Jeffrey Jewell. A form of this Severance Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K (the “Severance Agreement”). Each of the Severance Agreements is effective as of July 1, 2021. The description set forth below is qualified in its entirety by reference to the form of the Severance Agreement attached hereto.

The Severance Agreements provide for severance compensation in the event that the Executive’s (as defined in the Severance Agreements) employment is terminated without Cause (as defined in the Severance Agreements) or the Executive resigns for Good Reason (as defined in the Severance Agreements). The cash severance benefit is a lump sum payment equal to a multiple of the sum of (i) the Executive’s base salary at the time of termination plus (ii) the Executive’s target annual bonus. The multiple for David Slater is 200%, and the multiple for Jeffrey Jewell is 100%. If the Executive receives severance compensation under a Change-in-Control Agreement, the Executive will not be entitled to severance compensation under the Severance Agreement.

Effective July 1, 2021, the Company also adopted an Annual Incentive Plan (the “DT Midstream AIP”). The DT Midstream AIP provides for annual incentives to eligible employees to contribute to the success of the Company by achieving pre-established financial and strategic goals for the Company and individual performance goals for the employee. Individual awards, if any, are to be determined by the Organization & Compensation Committee, or its delegate, based on applicable weights and payout metrics for each performance measure established by the Organization & Compensation Committee. The descriptions of the DT Midstream AIP contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the DT Midstream AIP, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Distribution, on June 25, 2021, the Company filed an Amended and Restated Certificate of Incorporation (“Charter”) with the Secretary of State of the State of Delaware, which became effective as of 12:01 a.m. Eastern Time on July 1, 2021. The Amended and Restated Bylaws of the Company (the “Bylaws”) also became effective as of 12:01 a.m. Eastern Time on July 1, 2021. On June 25, 2021, the Charter and Bylaws were approved by our Board, and the Charter was approved by DTE Enterprises, Inc., a wholly owned subsidiary of DTE Energy, in its capacity as sole stockholder of the Company as of such date.

A summary of the material provisions of the Charter and Bylaws can be found in the section entitled “Description of Our Capital Stock” of the Information Statement, which is incorporated herein by reference. The descriptions contained therein and herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter and Bylaws, which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 1, 2021, the Company issued a press release announcing the completion of the Spin-Off and the beginning of “regular-way” trading of the Company’s common stock on the New York Stock Exchange. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In its press release, the Company discusses 2021 operating earnings guidance. It is likely that certain items that impact the Company’s 2021 reported results will be excluded from operating results. Reconciliations to the comparable 2021 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The Company also discusses Adjusted EBITDA in its press release. The reconciliation of net income to Adjusted EBITDA as projected for full-year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, we are not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, the Company is not able to provide a corresponding GAAP equivalent for Adjusted EBITDA.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

2.1	Separation and Distribution Agreement, dated June 25, 2021, between DTE Energy Company and DT Midstream, Inc.

3.1	Amended and Restated Certificate of Incorporation of DT Midstream, Inc., effective July 1, 2021

3.2	Amended and Restated Bylaws of DT Midstream, Inc., effective July 1, 2021

10.1	Transition Services Agreement, dated June 25, 2021, between DTE Energy Company and DT Midstream, Inc.

10.2	Tax Matters Agreement, dated June 25, 2021, between DTE Energy Company and DT Midstream, Inc.

10.3	Employee Matters Agreement, dated June 25, 2021, between DTE Energy Company and DT Midstream, Inc.

10.4	Form of Change-In-Control Agreement

10.5	Form of Severance Agreement

10.6	DT Midstream, Inc. Annual Incentive Plan

99.1	Press Release of DT Midstream, Inc., dated July 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2021

DT MIDSTREAM, INC.

by
/s/ Jeffrey Jewell
Name: Jeffrey Jewell
Title: Chief Financial Officer